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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) June 13, 2002

                         Commission File Number 0-23252

                            IGEN INTERNATIONAL, INC.

                           (Exact name of registrant)



                               Delaware 94-2852543

           (State of organization) (I.R.S. Employer Identification No)



               16020 Industrial Drive, Gaithersburg Maryland 20877

              (Address of principal executive offices and zip code)



                                 (301) 869-9800

                         (Registrant's telephone Number)



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Item 5.  OTHER EVENTS



On June 13, 2002 IGEN International, Inc. and Hitachi, Ltd. reached agreement that settles the ongoing litigation between the companies pending in the Tokyo District Court, Tokyo, Japan. The suit, which commenced in 1997, alleged that Hitachi's manufacturing of the Elecsys 2010 instrument in Japan for Roche Diagnostics, a division of F. Hoffmann-La Roche, is beyond the scope of the license that IGEN had granted to Roche. The terms of the settlement are confidential by agreement of the parties.



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                                   Signatures

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        IGEN International, Inc.

                                        By:/s/ George V. Migausky
                                        -------------------------
                                        George V. Migausky
                                        Vice President Chief Financial Officer


Dated:   June 14 , 2002